FOR IMMEDIATE RELEASE
Contact:
Keira Ullrich
Smithfield Foods, Inc.
(212) 758-2100
keiraullrich@smithfieldfoods.com

Smithfield Foods Announces Investor Meetings and
Comments on Fourth Quarter Earnings

SMITHFIELD, Virginia (April 21, 2010)—Smithfield Foods, Inc. (NYSE: SFD) today announced that C. Larry Pope, President and Chief Executive Officer, and Robert W. Manly, Executive Vice President and Chief Financial Officer, will be conducting investor meetings in Boston, Massachusetts on April 21-22, 2010.

The meetings are intended to provide additional information to investors regarding the company’s long term outlook as a result of its strategic focus on driving profitable growth via its consumer packaged meats business and new cost savings opportunities and improved commodity pricing in its Hog Production segment.

In advance of the investor meetings, the company stated that it anticipates solid results in its Pork segment in the fourth quarter of fiscal 2010, but remarked that fresh pork and packaged meats margins will reflect the impact of higher raw material costs versus a year ago.

Smithfield also indicated that it does not expect its fourth quarter Hog Production segment results to reflect the benefits of the recently and dramatically improved live hog production environment because of significant mark-to-market losses on a portion of its lean hog hedged position. Smithfield noted that these losses are the result of the sizeable and unexpected run-up in the futures curve for lean hogs for the summer and fall months of 2010. At the same time, the company reiterated its favorable outlook for this segment in fiscal 2011.

The investor presentation to be used during the meetings can be accessed on Smithfield’s website at http://investors.smithfieldfoods.com/events.cfm. Smithfield will report fourth quarter earnings on June 17.

With sales of $12 billion, Smithfield Foods is the leading processor and marketer of fresh pork and packaged meats in the United States, as well as the largest producer of hogs. For more information, visit www.smithfieldfoods.com.

This news release contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements includes statements concerning the Company's outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company's forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, changes in our credit ratings, access to capital, the investment performance of the Company's pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations, the Company's ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company's Annual Report on Form 10-K for the fiscal year ended May 3, 2009 and its subsequent quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

###